Exhibit 99.1
Limelight Networks Reports Third-Quarter Results
Record Revenue and Customer Additions Set Stage
for Continued Growth
TEMPE, Ariz. — November 5, 2007 — Limelight Networks (Nasdaq: LLNW), a leading content delivery network (CDN) for digital media, today reported financial results for the quarter ended September 30, 2007.
The company reported third-quarter GAAP revenue of $29.2 million and Non-GAAP revenue of $28.0 million, representing growth of 67% and 61%, respectively, over the $17.5 million of revenue the company reported for the third quarter of 2006. The company reported adjusted EBITDA for the quarter of $4.9 million and raised earnings guidance for the full year. The company reported Non-GAAP diluted earnings per share of $0.03 and a GAAP net loss per basic share of $(0.04) per share. A reconciliation of GAAP to Non-GAAP financial measures is provided in the table below.
“Limelight Networks’ innovative and differentiated content delivery platform is seeing rapid growth as a solution of choice for companies in the online video, music, game, software and social media sectors,” commented Jeff Lunsford, chairman and chief executive officer. “We are very pleased with our performance in the quarter and with the strong customer and revenue growth achieved.”
Operating highlights in the quarter include:
-	The launch of LimelightHD, an innovative new service which provides end-users with a high-fidelity, high-definition media experience by bypassing the often congested public Internet and delivering HD content directly to “last-mile” broadband access networks;

-	Record bookings, signing contracts with over 200 net new customers in the quarter and adding 112 net new customers into production, raising total production customers to 988;

-	Solidifying Limelight’s position as an industry thought leader with the highly regarded Digital Media 2010 event;

-	Expansion of Limelight’s network footprint with two new delivery regions in the Asia Pacific theater; and

-	Achieving significant progress in the Company’s five-year strategic partnership with Microsoft.
“We believe Limelight Networks is in a unique position,” commented Lunsford, “to continue to advance the delivery and monetization of rich media over the Internet through innovation and collaboration with our strong network of customers and partners.”
Guidance
For the fourth quarter of 2007, the company anticipates:
-	GAAP and Non-GAAP revenue to be in the range of $28.0 million to $30.0 million

-	Adjusted EBITDA to be in the range $4.0 million to $5.0 million

-	Capex to be in the range of $8.0 million to $9.0 million
For the full year of 2007, the company anticipates:
-	GAAP revenue to be in the range of $102 million to $104 million

-	Non-GAAP revenue to be in the range of $104.3 million to $106.3 million

-	Adjusted EBITDA to be in the range of $20.7 million to $21.7 million

-	Capex to be in the range of $30.0 million to $31.0 million
Conference Call
Management will conduct a conference call scheduled to begin at 2 p.m. PST (5 p.m. EST) on Monday, November 5, 2007 to review the company’s financial results and its outlook for the remainder of 2007. To participate in the conference call, please call toll-free 877-574-8878 (or 706-634-6364 for international callers) approximately 10 minutes prior to the start time. You may also listen to the conference call live via the Internet at www.llnw.com or www.earnings.com. These websites will also host an archive of the call.
About Limelight Networks
Limelight Networks is a high-performance content delivery network for digital media, providing massively scalable, global delivery solutions for on-demand and live Internet distribution of video, music, games, software and social media. Limelight Networks’ infrastructure is optimized for the large object sizes, large content libraries, and large audiences associated with compelling rich media content. Limelight is the content delivery network of choice for over 1,000 companies, including many of the world’s top Internet, media and entertainment companies, including Microsoft Xbox LIVE, Sony Playstation 3, Akimbo, Amazon Unbox™, Belo Interactive, Brightcove, “BuyMusic” @ Buy.com, DreamWorks, LLC, Facebook, FOXNews.com, IFILM, ITV Play, MSNBC.com, NC Interactive and Valve. For more information, visit www.llnw.com.
Safe-Harbor Statement
This press release contains forward-looking statements concerning the outlook for the Company’s revenues, net loss and stock-based compensation expense for the third-quarter of 2007, as well as the amendments to the Company’s previously issued financial statements. Forward-looking statements are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.
Contacts:

Matt Hale	Phil Bourdillon/Gene Heller
Chief Financial Officer	Silverman Heller Associates
602-850-5000	310-208-2550
(financial tables follow)

Financial Statements
LIMELIGHT NETWORKS, INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30,	December 31,
	2007	2006
Assets
Cash and cash equivalents	$128,750	$7,611
Marketable securities, short-term	65,370	—
Accounts receivable, net	18,431	17,526
Income tax receivable	4,136	2,980
Deferred income taxes, current	—	362
Prepaid expenses and other current assets	5,506	3,011

Current assets	222,193	31,490
Property and equipment, net	47,544	41,784
Marketable securities, long-term	69	285
Deferred income taxes	259	106
Other assets	1,458	759

Total assets	$271,523	$74,424

Liabilities and stockholders’ equity
Accounts payable	$1,805	$6,419
Accounts payable, related parties	17	781
Deferred revenue, current portion	431	197
Credit facilities, current portion	—	2,938
Capital lease obligations, current portion	—	245
Deferred income tax, current portion	33	—
Other current liabilities	13,748	6,314

Current liabilities	16,034	16,894
Deferred revenue, less current portion	11,860	—
Credit facilities, less current portion	—	20,456
Capital lease obligations, less current portion	—	5
Deferred income taxes, less current portion	30	—
Other liabilities	30	30

Total liabilities	27,954	37,385
Stockholders’ equity	243,569	37,039

Total liabilities and stockholders’ equity	$271,523	$74,424

LIMELIGHT NETWORKS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2006	2007	2006
Revenues	$29,190	$21,436	$17,454	$14,841	$73,979	$43,133
Costs and operating expenses:
Cost of revenues (1)(3)	17,773	14,835	10,200	7,266	47,106	22,746

General and administrative (1)(3)	8,117	8,831	4,679	2,275	24,723	8,553
Sales and marketing (1)	7,421	6,404	1,860	1,497	16,843	4,391
Research and development (1)	1,294	1,541	1,193	437	4,119	1,951

Total costs and operating expenses	34,605	31,611	17,932	11,475	92,791	37,641

Operating income (loss)	(5,415)	(10,175)	(478)	3,366	(18,812)	5,492
Interest expense (2)	(18)	(821)	(373)	(519)	(1,412)	(1,397)
Interest income	2,456	573	79	—	3,118	79
Other income	33	—	70	—	33	70

Income (loss) before income taxes	(2,944)	(10,423)	(702)	2,847	(17,073)	4,244
Income tax expense	181	221	688	1,125	602	2,642

Net income (loss)	$(3,125)	$(10,644)	$(1,390)	$1,722	$(17,675)	$1,602

Net income (loss) allocable to common stockholders	$(3,125)	$(10,644)	$(1,390)	$1,417	$(17,675)	$1,065

Net income (loss) per share:
Basic	$(0.04)	$(0.23)	$(0.09)	$0.04	$(0.35)	$0.04
Diluted	$(0.04)	$(0.23)	$(0.09)	$0.04	$(0.35)	$0.03
Shares used in per share calculations:
Basic	82,045	45,791	15,670	31,648	49,929	27,502
Diluted	82,045	45,791	15,670	39,606	49,929	32,774

(1)	Includes share-based compensation (see supplemental table for figures)

(2)	Includes zero and approximately $424K of deferred financing fees for the three and nine month periods ended September 30, 2007

(3)	Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
Supplemental Financial Data
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2006	2007	2006
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$422	$346	$135	$93	$1,010	$257
General and administrative	1,702	3,754	2,097	21	9,199	2,139
Sales and marketing	1,289	1,152	85	69	2,676	192
Research and development	542	1,007	735	46	2,400	805

Total share-based Compensation	$3,955	$6,259	$3,052	$229	$15,285	$3,393
Depreciation and amortization:
Network-related depreciation	$5,602	$5,020	$2,900	$2,035	$15,310	$6,408
Other depreciation	268	174	63	44	579	135

Total depreciation and amortization	$5,870	$5,194	$2,963	$2,079	$15,889	$6,543
Capital expenditures:

Purchases of property and equipment	$12,094	$5,461	$16,895	$6,962	$20,650	$27,327

Net increase (decrease) in cash, cash equivalents and marketable securities	$6,407	$174,891	$8,019	$(506)	$186,293	$8,053
End of period statistics:
Number of production customers under recurring contract	988	876	625	523	988	625
Number of employees	219	214	108	91	219	108

LIMELIGHT NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2006	2007	2006
Cash flows from operating activities:
Net income (Loss)	$(3,125)	$(10,644)	$(1,390)	$1,722	$(17,675)	$1,602
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	5,870	5,194	2,963	2,079	15,889	6,543
Share-based compensation	3,955	6,259	3,052	229	15,285	3,393
Deferred income tax expense (benefit)	(294)	1,048	(1)	80	286	(1)
Accounts receivable charges	1,689	1,170	242	177	3,536	419
Accretion of debt discount	—	383	33	—	424	69
Accretion of marketable securities	(277)	—	—	—	(277)	—
Changes in operating assets and liabilities:
Accounts receivable	1,202	(7,641)	(2,978)	(2,542)	(4,441)	(8,102)
Prepaid expenses and other current assets	(143)	(545)	(908)	(301)	(2,495)	(1,572)
Income taxes receivable	412	(848)	144	(80)	(126)	144
Other assets	(153)	(426)	(25)	(127)	(698)	(261)
Accounts payable	(1,883)	(2,981)	8,785	1,431	(5,595)	9,799
Accounts payable, related parties	(19)	(763)	(958)	958	(781)	(362)
Deferred revenue and Other current liabilities	10,471	9,018	860	720	20,138	2,805

Net cash provided (used in) by operating activities:	17,705	(776)	9,819	4,346	23,470	14,476

Cash flows from investing activities:
Purchase of marketable securities	(43,411)	(28,589)	—	—	(72,001)	—
Sale of marketable securities	7,000	—	—	—	7,000	—
Purchases of property and equipment	(12,094)	(5,461)	(16,895)	(6,962)	(20,650)	(27,327)

Net cash used in investing activities	(48,505)	(34,050)	(16,895)	(6,962)	(85,651)	(27,327)

Cash flows from financing activities:
Borrowings on credit facilities	—	—	2,500	2,515	—	9,055
Payments on credit facilities	—	(23,818)	(11,435)	(327)	(23,818)	(11,933)
Borrowings on line of credit	—	—	—	—	1,500	—
Payments on line of credit	—	(1,500)	(1,000)	—	(1,500)	(1,000)
Payments on capital lease obligations	—	(91)	(72)	(79)	(250)	(171)
Payments on notes payable — related parties	—	—	—	—	—	(195)
Escrow funds returned from share repurchase	1,029	2,091	412	—	3,418	412

Tax benefit from share-based compensation	—	—	—	—	23	—
Proceeds from exercise of stock options	4	—	1,840	1	35	1,886

Net proceeds from preferred stock issuance	—	—	126,423	—	—	126,423

Repurchase of common stock	—	—	(102,121)	—	—	(102,121)
Proceeds from initial public offering, net of issuance costs	(586)	204,498	—	—	203,912	—

Net cash provided by financing activities	447	181,180	16,547	2,110	183,320	22,356

Net increase (decrease) in cash and cash equivalents	(30,353)	146,354	9,471	(506)	121,139	9,505
Cash and cash equivalents, beginning of period	159,103	12,749	1,570	2,077	7,611	1,536

Cash and cash equivalents, end of period	$128,750	$159,103	$11,041	$1,571	$128,750	$11,041

Use of Non-GAAP Financial Measures
          In evaluating our business, we consider and use Non-GAAP revenue, Non-GAAP net income and Adjusted EBITDA as a supplemental measure of our operating performance. We consider Non-GAAP revenue and net income measurements to be an important indicator of overall performance of the company because it allows us to illustrate the impact of revenue generated from our multi-element contract as well as to eliminate the effects of share-based compensation and litigation expense. We define EBITDA as GAAP net income before net interest expense, provision for income taxes, depreciation and amortization. We define Adjusted EBITDA as EBITDA plus income from our multi-element contract and expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess our operating performance. We also believe use of Adjusted EBITDA facilitates investors’ use of operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in such items as capital structures (affecting relative interest expense and share-based compensation expense), the book amortization of intangibles (affecting relative amortization expense), the age and book value of facilities and equipment (affecting relative depreciation expense) and other non cash expenses. We also present Adjusted EBITDA because we believe it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
          The terms Non-GAAP revenue and net income, EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non-GAAP revenue and net income, EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, you should not consider Non-GAAP revenue and net income, EBITDA and Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:
•	EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

•	while share-based compensation is a component of operating expense, the impact on our financial statements;

•	compared to other companies can vary significantly due to such factors as assumed life of the options and assumed volatility of our common stock; and

•	other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.
          We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP Net Income and Adjusted EBITDA only supplementally. Non-GAAP Net Income, EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures
          In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.
Reconciliation of GAAP Revenue to Non-GAAP Revenue
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2006	2007	2006
GAAP Revenue	$29,190	$21,436	$17,454	$14,841	$73,979	$43,133

Deferred Traffic Revenue	(2,645)	2,645	—	—	—	—
Deferred Custom CDN Services	1,504	820	—	—	2,324	—

Non-GAAP Revenue	$28,049	$24,901	$17,454	$14,841	$76,303	$43,133

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2006	2007	2006
GAAP net income (loss)	$(3,125)	$(10,644)	$(1,390)	$1,722	$(17,675)	$1,602

Share-based compensation	3,955	6,259	3,052	229	15,285	3,393
Litigation expenses	2,002	1,636	825	—	4,523	825
Deferred revenue	(1,141)	3,465	—	—	2,324	—
Deferred cost of traffic and services	649	(935)	—	—	(286)	—

Non-GAAP net income	$2,340	$(219)	$2,487	$1,951	$(4,171)	$5,820

Reconciliation of GAAP Net Income (Loss) to EBITDA to Adjusted EBITDA
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2006	2007	2006
GAAP net income (loss)	$(3,125)	$(10,644)	$(1,390)	$1,722	$(17,675)	$1,602

Add: depreciation and amortization	5,870	5,194	2,963	2,079	15,889	6,543
Add: interest expense	18	821	373	519	1,412	1,397
Less: interest income	(2,490)	(573)	(79)	—	(3,151)	(79)
Plus income tax expense	181	221	688	1,125	602	2,642

EBITDA	$454	$(4,981)	$2,555	$5,445	$(2,923)	$12,105
Add: share-based compensation	3,955	6,259	3,052	229	15,285	3,393
Add: litigation expenses recoverable from escrow (1)	1,001	818	413	—	2,261	413
Add: deferred traffic and services revenue	(1,141)	3,465	—	—	2,324	—
Less: deferred traffic and service costs	649	(935)	—	—	(286)	—

Adjusted EBITDA	$4,918	$4,626	$6,020	$5,674	$16,661	$15,911

(1)	During 2006, we repurchased stock in a transaction with a total value of $102.1 million. Selling stockholders agreed to hold $10.1 million of the proceeds to offset specific claims for reimbursement associated with the Akamai lawsuit and other undisclosed obligations that may arise. For the three month periods ended September 30, 2007 and 2006, we had $1.0 million and $0.4 million, respectively, of litigation costs subject to reimbursement from this escrow. For the nine month periods ended September 30, 2007 and 2006, we had $2.3 million and $0.4 million, respectively, of litigation costs subject to reimbursement from this escrow.